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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Big Flower Holdings, Inc. on Form S-8 of our report dated February 9, 1998 appearing in the Annual Report on Form 10-K of Big Flower Holdings, Inc. for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP
Stamford, Connecticut

August 3, 1998